AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement is made as of the 1st day of August, 2000 by and among Innovative Medical Services, a California corporation (hereinafter referred to as "IMS"), ETIH20, Inc., a Florida corporation (hereinafter referred to as "ETIH20"), George Duren and Andy Arata and the holders of one hundred percent of the outstanding shares of common stock of ETIH2O, being 31,240 Shares (hereinafter referred to individually by name or as the "ETIH20 Shareholders" collectively).

     This Agreement provides for the acquisition of all of the outstanding common stock of ETIH20 by a wholly owned subsidiary of IMS for shares of thirty-one thousand two hundred forty shares of common voting stock of IMS, and other valuable consideration, all for the purpose of and the establishment of the contractual relationship by and between ETIH20 and IMS as set forth herein.

     The Boards of Directors of ETIH20 and IMS have agreed, subject to the conditions set forth in this Agreement, and by these premises do hereby evidence their agreement, that it is desirable and in the best interests of said corporations and their stockholders, that ETIH20 be held as a wholly owned subsidiary of IMS held by another wholly owned subsidiary of IMS.


                                    AGREEMENT

     Now, therefore, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                ARTICLE 1: REPRESENTATIONS AND WARRANTIES OF IMS

         As an inducement to, and to obtain the reliance of ETIH20, IMS represents and warrants as follows:

     1.1. Organization, Good Standing, Power, Etc. IMS (i) is a corporation duly organized, validly existing and in good standing under the law of the State of California; (ii) is qualified or authorized to do business as a foreign corporation and is in good standing in all jurisdictions in which qualification or authorization may be required; and (iii) has all requisite corporate power and authority, licenses and permits to own or lease and operate its properties and carry on its business as presently being conducted and to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

     1.2. Certificate of Incorporation and Bylaws. Prior to execution of this Agreement by both parties, IMS has furnished to ETIH20's representatives complete and correct copies of (i) its Certificate of Incorporation, as amended to date, and (ii) its Bylaws, as amended to date. IMS' Certificate of Incorporation and Bylaws are in full force and effect, and they are not in violation of any of the provisions thereof.

     1.3 Capitalization. The authorized capital stock of IMS consists solely of 20,000,000 shares of Common Stock, no par value, (the "IMS Common Stock"), of which, on the date hereof 6,416,939 shares are issued and outstanding and no shares are held in the treasury of IMS. In addition the Company has 5,000,000 shares of Preferred Stock authorized, none of which are presently outstanding. At the Closing of this Agreement, 31,240 shares of IMS Common Stock will have been lawfully and validly issued to the Shareholders of ETIH20. All of such issued and outstanding shares of the IMS Common Stock have been duly authorized and validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof and were not issued in violation of the preemptive or other rights of any person.

     1.4. Authorization of Agreement. This Agreement has been or will be at Closing, duly and validly authorized, executed and delivered by IMS.

     1.5. Tax Matters. On or before Closing, IMS will have prepared and filed with the appropriate United States, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns required to be filed; IMS will have paid all taxes shown on such tax returns to be payable or which have become due pursuant to any assessment, deficiency, notice, 30 day letter or similar notice received by it; and the provisions for income taxes payable in the Balance Sheets of IMS delivered to ETIH20 are sufficient for all accrued and unpaid taxes, whether or not disputed and for all periods to and including the date of such Balance Sheet. On or before Closing, IMS will provide true and accurate copies of all tax returns filed for the last three fiscal years, together with a balance sheet and income statement as of the date of this Agreement. The balance sheet and income statement of IMS shall be updated through Closing.

     1.6. Compliance with Applicable Laws. The conduct by IMS of their business does not violate or infringe on any domestic (federal, state or local) or foreign law, statute, ordinance or regulation now in effect, or, to the knowledge of IMS proposed to be adopted, the enforcement of which would materially and adversely affect its business or the value of its properties or assets.

     1.7. Litigation. There is no material claim, action, suit, proceeding, arbitration, investigation or inquiry pending before any federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any private arbitration tribunal, or to the knowledge of IMS, threatened, against, relating to or affecting IMS or any of its properties or business, or the transactions contemplated by this Agreement; nor to the knowledge of IMS is there any basis for any such material claim, action, suit, proceeding, arbitration, investigation or inquiry which may have any adverse effect upon the assets, properties or business of IMS, or the transactions contemplated by this Agreement. The foregoing notwithstanding, IMS has disclosed to ETIH20, the litigation in which IMS is the plaintiff presently pending in U.S. Federal Court in the State of Florida. Neither IMS nor any officer, director, partner or employee of IMS, have been permanently or temporarily enjoined by order, judgment or decree of any court or other tribunal or any agency from engaging in or continuing any conduct or practice in connection with the business engaged in by IMS. There is not in existence at present any order, judgment or decree of any court or other tribunal or any agency enjoining or requiring IMS to take any material action of any kind or to which IMS or its business, properties or assets are subject or bound. IMS is not in default under any order, license, regulation or demand of any federal, state or municipal or other governmental agency or with respect to any order, writ, injunction or decree or any court which would have a materially adverse impact upon IMS' operations or affairs.

     1.8. Other Information. As disclosed to ETIH20, IMS presently has the potential of material contractual commitment with respect to the proposed acquisition of subsidiary companies and or the assets thereof. IMS has the executive officer and employee benefit commitments as disclosed to ETIH20. In addition, none of the information and documents made or to be made available by IMS or any of its representatives to ETIH20 or any of its representatives in connection with the transactions contemplated by this Agreement is materially false or misleading or contains any material misstatements of fact or omits any material fact necessary to be stated in order to make the statements therein not misleading.

     1.9. No Adverse Changes. Since the date of IMS' most recent financial statements, there has been no material adverse change in IMS' financial condition, assets, liabilities, or business.

     1.10. Exchange Act Filings and Financial Statements. On or before Closing, IMS has delivered to ETIH20 true and accurate copies of all Financial Statements and reports filed by IMS with the United States Securities and Exchange Commission (the SEC) pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the 1934 Act) including without limitation, registration statements, 10-K's, 10-Q's, Form 8's, etc. for each of the annual, quarterly or other fiscal periods from the first to latest such filings since IMS first so registered as a public company. IMS financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of prior years or periods and fairly present the financial position and results of operations of IMS as of the respective dates and for the periods indicated in such statements. The Balance Sheets of IMS included in the statements make full and adequate provision for all obligations, liabilities or commitments (fixed and contingent) of IMS as of their respective dates. As of the date of such financial statements, IMS had no material obligations, liabilities or commitments (fixed or contingent) not required to be reserved against in the foregoing financial statements or disclosed in the notes thereto in accordance with generally accepted accounting principles, and since the date of the most recent balance sheet has not incurred any material obligations, liabilities or commitments except the transactions contemplated by this Agreement. IMS will file all reports required of it under the 1934 Act as a result of this transaction, including a Form 8-K.

                    ARTICLE 2: REPRESENTATIONS AND WARRANTIES
                                    OF ETIH20

         As an inducement to, and to obtain the reliance of IMS, ETIH20 represent and warrant as follows:

     2.1. Organization, Good Standing, Power, Etc. ETIH20 (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and (ii) has all requisite corporate power and authority, licenses, permits and franchises to own or lease and operate its properties and carry on its business as presently being conducted and to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

     2.2. Certificate of Incorporation and Bylaws. Prior to execution of this Agreement by both parties, ETIH20 will furnish to IMS' representatives a complete and correct copy of (i) ETIH20's Certificate of Incorporation, as amended to date; and, (ii) ETIH20's Bylaws, as amended to date. As of such date and the date of Closing, ETIH20's Certificate of Incorporation and Bylaws are and shall be in full force and effect, and ETIH20 is not and shall not be in violation of any of the provisions thereof.

     2.3. Capitalization. As of the date hereof the authorized capital stock of ETIH20 will consist solely of 250,000 Common Shares with a par value of $0.0 per share. By Closing 31,240 shares of Common Stock will have been issued and outstanding and no shares are held in the treasury of ETIH20. All of such issued and outstanding shares of ETIH20 Common Stock have been duly authorized and validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof.

     2.4. Options, Warrants, Rights, Etc. By closing, ETIH20 will not have outstanding any options, warrants or other rights to purchase or convert any obligation into, any shares of the ETIH20 Common Stock, nor any instruments or obligations to confer or create such rights.

     2.5 Subsidiaries. ETIH20 does not have any subsidiaries and does not own a controlling interest in any capital stock of any corporation.

     2.6. Authorization of Agreement. This Agreement has been or will be at Closing duly and validly authorized, executed and delivered by ETIH20.

     2.7. Financial Statements. ETIH20 shall deliver within 50 days of Closing, to IMS unaudited financial statements of ETIH20 for its most recent fiscal year ending December 31, 1999. These financial statements have been prepared to the best of ETIH20's ability in accordance with generally accepted accounting principles applied on a basis consistent with that of prior years or periods, are correct and complete and to the best knowledge of ETIH20's management fairly present the financial position and results of operations of ETIH20 as of the date thereof and for the periods indicated in such statements. The Balance Sheets of ETIH20 included in the statements makes full and adequate provisions for all obligations, liabilities or commitments (fixed and contingent) of ETIH20 as of their respective dates. As of the date of such financial statements, ETIH20 has no undisclosed obligations, liabilities or commitments (fixed or contingent) not required to be reserved against in the foregoing financial statements or disclosed in the notes thereto in accordance with generally accepted accounting principles, except the transactions contemplated by this Agreement.

     2.8. Tax Matters. On or before Closing, ETIH20 will have prepared and filed with the appropriate United States, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns required to be filed; ETIH20 will have paid all taxes shown on such tax returns to be payable or which have become due pursuant to any assessment, deficiency, notice, 30 day letter or similar notice received by it; and the provisions for income taxes payable in the Balance Sheets of ETIH20 delivered to IMS are sufficient for all accrued and unpaid taxes, whether or not disputed and for all periods to and including the date of such Balance Sheet. On or before Closing, ETIH20 will provide true and accurate copies of all tax returns filed since its date of incorporation, together with a balance sheet and income statement as of the date of this Agreement. The balance sheet and income statement of ETIH20 shall be updated through Closing.

     2.9. Material Contracts. There has not occurred any default by ETIH20 of any event which with the lapse of time or the election of any person other than ETIH20 or any combination thereof, will become a default, except defaults, if any, which will not result in any material loss to or liability of ETIH20.

     2.10 Permits, Licenses, Etc. ETIH20 have all permits, licenses, orders and approvals of federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to carry on their business as presently conducted.

     2.11. Compliance with Applicable Laws. The conduct by ETIH20 of their business does not violate or infringe upon any domestic (federal, state or local) or foreign law, statute, ordinance or regulation now in effect, or, to the knowledge of ETIH20 proposed to be adopted, the enforcement of which would materially and adversely affect its business or the value of their properties or assets.

     2.12. Litigation. There is no material claim, action, suit, proceeding, arbitration, investigation or inquiry pending before any federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any private arbitration tribunal, or to the knowledge of ETIH20 threatened, against, relating to or affecting ETIH20 or any of their properties or business, or the transactions contemplated by this Agreement; nor to the knowledge of ETIH20 is there any basis for any such material claim, action, suit, proceeding, arbitration, investigation or inquiry which may have any adverse effect upon the assets, properties or business of ETIH20, or the transactions contemplated by this Agreement. Neither ETIH20 nor any officer, director, partner or employee of ETIH20, has been permanently or temporarily enjoined by order, judgment or decree of any court or other tribunal or any agency from engaging in or continuing any conduct or practice in connection with the business engaged in by ETIH20. There is not in existence at present any order, judgment or decree of any court or other tribunal or any agency enjoining or requiring ETIH20 to take any material action of any kind or to ETIH20 and their respective business, properties or assets are subject or bound. ETIH20 is not in default under any order, license, regulation or demand of any federal, state or municipal or other governmental agency or with respect to any order, writ, injunction or decree of any court which would have a materially adverse impact upon ETIH20's 's operations or affairs.

     2.13. Other Information. None of the information and documents which have been furnished or made available by ETIH20 or any of its representatives to IMS or any of their representatives in connection with the transactions contemplated by this Agreement is materially false or misleading or contains any material misstatements of fact or omits any material fact necessary to be stated in order to make the statements therein not misleading.

     2.14. Investment Representation by ETIH20 Shareholders. The ETIH20 shareholders are acquiring shares of IMS Common Stock issuable hereunder for their own account and agree not to distribute any shares issuable there under within the meaning of the Securities Act of 1933 (the 1933 Act), except as otherwise provided herein, unless an appropriate registration statement has been filed with the SEC or unless an exemption from registration under the 1933 Act is available according to opinion of counsel for IMS. Each certificate for shares issued shall be stamped or otherwise imprinted with the following or a substantially similar legend:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") nor any state securities laws. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an opinion of counsel acceptable to IMS that an exemption from such registration is available."

The foregoing restriction on transfer shall remain in existence for a period of one (1) year only from the date of Closing, after the expiration of which all shares then owned or thereafter acquired pursuant to this Agreement shall be registered on the books of IMS without any further restraint of alienation. Any shares issued containing the foregoing Restrictive Legend may be exchanged for shares without Restrictive Legend at any time after the expiration of two (2) year from the date of closing at the option of the holder. By execution of this Agreement and the Subscription Agreement attached hereto as Exhibit 2,14, the ETIH20 shareholders represent that they have sufficient investment sophistication and ability to take the financial risks associated with this transaction and those representations contained in this Section 2.14, which meet the standards for availability of an exemption from the registration requirements of the 1933 Act and from the registration and/or qualification requirements of any other applicable securities law. The foregoing notwithstanding, the Shares issuable hereunder may be registered in the name of or transferred to family members, trusts and other related parties.

     2.15. Investment Representation by IMS. IMS is acquiring the shares of ETIH20 Common Stock issuable hereunder for its own account and agrees not to distribute any shares within the meaning of the Securities Act of 1933 (the 1933
Act) unless an appropriate registration statement has been filed with the SEC or unless an exemption from registration under the 1933 Act is available according to opinion of counsel for ETIH20. Each certificate for shares issued shall be stamped or otherwise imprinted with the following or a substantially similar legend:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") nor any state securities laws. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an opinion of counsel acceptable to IMS that an exemption from such registration is available."

By execution of this Agreement IMS represents that it has sufficient investment sophistication and ability to take the financial risks associated with this transaction and those representations contained in this Section 2.15, which meet the standards for availability of an exemption from the registration requirements of the 1933 Act and from the registration and/or qualification requirements of any other applicable securities law.



                     ARTICLE 3: PLAN OF EXCHANGE AND CLOSING

     3.1. The Exchange. The issued and outstanding shares of common stock of ETIH20 shall be exchanged as follows for the consideration set forth herein:


     A). At Closing, the ETIH20 Shareholders shall deliver to IMS, certificates representing all of the outstanding common stock of ETIH20 properly endorsed for transfer to ETI-Nevada as described below and executed Subscription Agreements for the IMS shares. The ETIH2O Shares shall be exchanged on a one for one basis for IMS Shares.

     B). At Closing, IMS shall deliver to the ETIH20 Shareholders, IMS common shares in the form attached hereto.

     3.2. Closing. The Closing of the transactions contemplated by this Agreement shall take place on such date as may be agreed upon by the parties, but no later than November 30 2000 (herein called the "Closing Date"), at the offices of IMS, 1725 Gillespie Way, El Cajon, California or such other time and location as the parties may mutually agree.

     3.3. Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

         Directors of ETIH20. Effective on the Closing Date of this transaction, ETI shall deliver certified resolutions to IMS to the effect that the Board of Directors of ETIH20 shall consist of the following individuals:

                  George Duren              Director
                  Andy Arata                Director
                  Michael Krall             Director
                  Donna Singer              Director
                  Gary Brownell             Director

IMS agrees that so long as either George Duren and/or Andy Arata are employees of ETIH20 as hereinafter provided, it shall vote its shares to cause both of them to be elected to the Board of Directors of ETIH20 for such time as they are willing and able to serve.

     3.5. Officers of ETIH20. Effective on the Closing Date of this transaction ETI shall deliver certified resolutions to IMS to the effect that all existing executive officers and employees of ETIH20 shall have submitted their resignations effective on Closing, and the above Board shall have elected new officers of ETIH20 to consist of the following persons:

                  Andrew B. Arata           President, Chief Executive Officer
                  George Duren              Executive Vice President
                  Dennis Atchley            Secretary
                  Gary Brownell             Treasurer

IMS agrees that so long as either George Duren and/or Andy Arata are employees of ETIH20 as hereinafter provided, it shall vote its shares to cause to be elected directors who will vote to cause each of them to be elected to the Offices set forth above for such time as they are willing and able to serve.

         3.6 Existing Liabilities of ETIH20. The parties acknowledge that as of the date of Closing, ETIH20 will have outstanding liabilities for both unpaid operational expenses and loans extended to ETIH20 during its formative period. GEORGE DUREN and ANDY ARATA agree that they will execute and deliver to IMS at Closing an Indemnification Agreement in form mutually satisfactory holding ETIH20 and IMS harmless from any and all liabilities incurred by ETIH20 prior to Closing excepting only those liabilities incurred in the ordinary course of business subsequent of July 20, 2000, any and all amounts which may have been advanced by IMS pursuant to its obligations as set forth above in paragraph 3.2 above, all of which shall remain obligations of ETIH20 to be re-paid in the ordinary course of its business. Provided further that at Closing, a determination shall be made by the parties of the amount of all current assets of ETIH20, including accounts receivable, loans receivable and inventory, and such amounts (or the proceeds therefrom) shall be and shall remain available to GEORGE DUREN and ANDY ARATA when same is received by ETIH20 for satisfaction of the outstanding liabilities referred to herein.


                          ARTICLE 4: SPECIAL COVENANTS

     4.1. Due Diligence. The parties hereto shall have up to and including MONTH DAY, 2000 within which to complete their due diligence investigations on the other party and the transaction contemplated hereunder. In the event either party hereto decides, in its sole discretion, not to proceed with the Closing based on its due diligence investigation, it shall notify the other in writing on or before 5:00 P.M. Pacific Time, July 20, 2000 of such decision and this Agreement.

     4.2. Exchange of Information. Each party shall cooperate fully by exchanging information requested by the other party in a timely manner. Without in any manner reducing or otherwise mitigating the representations contained herein, each party and/or its attorneys shall have the opportunity to meet with the accountants and attorneys of the other party to discuss its respective legal and financial condition and this transaction. If this transaction is not completed, all documents received by each party and/or its attorney shall be returned to the other party and all such information so received shall be treated as confidential in accordance with Section 6.10.

     4.3. Conduct of Business. Prior to Closing, IMS and ETIH20 shall each conduct their business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Neither IMS and ETIH20 shall amend their Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business and with notice to the other party.

                       ARTICLE 5: CONDITIONS PRECEDENT TO
                             OBLIGATIONS OF PARTIES

     5.1. ETIH20 and ETIH20'S SHAREHOLDERS' Closing Conditions. The obligations of ETIH20 and ETIH20'S SHAREHOLDERS hereunder are subject to fulfillment prior to or at the Closing of each of the following conditions:

     A). Closing Date. The transactions contemplated by this Agreement shall be closed on or before November 30, 2000.

     B). Representations and Warranties. The representations and warranties of IMS made pursuant to Article 1 above shall be true and accurate in all material respects as of the Closing Date.

     C). Performance. IMS shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     D). No Adverse Changes. There shall not have been, since the date of the latest audited financial statements of IMS, any materially adverse change in IMS' financial condition, assets, liabilities or business.

     E). Opinion of IMS' Counsel. IMS shall have delivered to ETIH20 an opinion of IMS' counsel, Dennis Brovarone, Attorney at Law, dated the Closing Date to the effect that: (i) IMS is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has all requisite power to carry on its business as now being conducted and to execute, deliver and perform this Agreement and to perform its obligations thereunder; (ii) IMS is duly qualified to do business as a foreign corporation and is good standing in each jurisdiction in which the nature of the business conducted by it or the property owned, operated or leased by it makes such qualification necessary;
(iii) this Agreement has been duly authorized by all necessary corporate action on the part of IMS, has been duly executed and delivered by IMS and constitutes the legal, valid and binding obligation of IMS enforceable in accordance with its terms except as enforceability thereof may be limited by the insolvency or other laws affecting the rights of creditors and the enforcement of remedies;
(iv) IMS has prepared and filed with the SEC all periodic reports required of it under the 1934 Act; (v) the Shares issuable hereunder have been duly authorized and will be validly issued; fully paid and non-assessable with no personal liability attaching to the ownership thereof; (vi) neither the execution, delivery and performance by IMS of this Agreement, nor compliance by IMS with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or will constitute a default under, the Articles of Incorporation or Bylaws of IMS or any agreement or instrument known to such counsel to which IMS is a party or by which IMS or any of its properties or assets are bound; (vii) there are no actions, suits or proceedings pending or, to the knowledge of such counsel, threatened against IMS before any court or administrative agency, which have, in the opinion of such counsel, if adversely decided, will have any material adverse effect on the business or financial condition of IMS or which questions the validity of this Agreement or the Shares issuable hereunder. In rendering his opinion, counsel shall be allowed to rely on written representations of officers and directors of the Company as to factual matters without independent verification thereof.

     F). Current Status with Securities and Exchange Commission. IMS shall have prepared and filed with the SEC all periodic reports required under the 1934 Act pursuant to Section 12(g) thereof.

     G). Due Diligence. ETIH20 and ETIH20'S SHAREHOLDERS shall have completed and be satisfied with its due diligence investigation of IMS pursuant to Article 4.1.

     H). Employment Agreements of Andrew Arata and George Duren. IMS shall have executed and delivered the Andrew Arata and George Duren Employment Agreements attached hereto as Exhibit 5.1.H.1 and 5.1.H.2.

     5.2. IMS' Closing Conditions. The obligations of IMS hereunder are subject to fulfillment prior to or at the Closing of each of the following conditions:

     A). Closing Date. The transactions contemplated by this Agreement shall be closed on or before November 30, 2000.

     B). Representations and Warranties. The representations and warranties of ETIH20 made pursuant to Article 2 above, shall be true and accurate in all material respects as of the Closing Date.

     C). Performance. ETIH20 and ETIH20 Shareholders shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing including but not limited to:

         (1) Employment Agreements of Andrew Arata and George Duren. IMS shall have executed and delivered the Andrew Arata and George Duren Employment Agreements attached hereto as Exhibit 5.1.H.1 and 5.1.H.2.


                  (2).  EXCLUSIVE SUPPLIER AGREEMENT.  SISTECAM and
                  ETIH20 shall have entered into the Exclusive Supplier Agreement whereby ETIH2O agrees to buy the capacity of Axenohl products manufactured by SISTECAM and not utilized or sold within the country of Costa Rica except as with the prior written consent of the Chief Executive Officer of IMS.

     D). No Adverse Changes. There shall not have been, since the date of the latest audited financial statements of ETIH20, any materially adverse change in their financial condition, assets, liabilities or business;

         E). Opinion of ETIH20's Counsel. ETIH20 shall have delivered to IMS, an opinion of their counsel, Dale C. Ferguson, Attorney at Law, dated the Closing Date to the effect that: (i) ETIH20 is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, have all requisite power to carry on their business as now being conducted and to execute, deliver and perform this Agreement and to perform their obligations thereunder; (ii) ETIH20 are duly qualified to do business in each jurisdiction in which the nature of the business conducted by it or the property owned, operated or leased by it makes such qualification necessary; (iii) this Agreement has been duly authorized by all necessary corporate action on the part of ETIH20, have been duly executed and delivered by ETIH20 and constitutes the legal, valid and binding obligation of ETIH20, enforceable in accordance with its terms except as enforceability thereof may be limited by the insolvency or other laws affecting the rights of creditors and the enforcement of remedies;
(iv) neither the execution, delivery and performance by ETIH20 of this Agreement, nor compliance by ETIH20 with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or will constitute a default under, the Articles of Incorporation or Bylaws of ETIH20 or any agreement or instrument known to such counsel to which ETIH20 is a party or by which ETIH20 or any of their properties or assets are bound; (v) there are no actions, suits or proceedings pending or, to the knowledge of such counsel, threatened against ETIH20 before any court or administrative agency, which, in the opinion of such counsel, if adversely decided, will have any material adverse effect on the business or financial condition of ETIH20 or which questions the validity of this Agreement. In rendering their opinion, counsel shall be allowed to rely on written representations of officers and directors of the Company as to factual matters without independent verification thereof; and

     F). Due Diligence. IMS shall have completed and be satisfied with its due diligence investigation of ETIH20 pursuant to Article 4.1.



                            ARTICLE 6: MISCELLANEOUS

     6.1. Expenses and Further Assurances. The parties hereto shall each bear their respective costs and expenses incurred in connection with the transactions contemplated by this Agreement. Each party hereto will use its best efforts provide any and all additional information, execute and deliver any and all documents or other written material and perform any and all acts necessary to carryout the intent of this Agreement.

     6.2. Survival of Representations, Warranties and Covenants. All of the representations, warranties and covenants made as of the date of this Agreement and as of Closing, shall survive the closing of this transaction.

     6.3. Successors and Assigns. All representations, warranties, covenants and agreements in this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns whether so expressed or not.

     6.4. Governing Law. This Agreement is to be governed by and interpreted under the laws of the State of California, without giving effect to the principles of conflicts of laws thereof. In addition, the parties agree to jurisdiction in the State or Federal Courts of the State of California and the County of San Diego.

     6.5. Section and Other Headings. The section and other headings herein contained are for convenience only and shall not be construed as part of this Agreement.

     6.6. Counterparts. This Agreement may be executed in any number of counterparts and each counterpart shall constitute an original instrument, but all such separate counterparts shall constitute but one and the same instrument.

     6.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

     6.8. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffectual to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     6.9. Confidentiality. Each party hereto agrees with the other parties that, unless and until this Agreement has been consummated, or for a period of one (1) year from the date of this Agreement if the transaction contemplated by this Agreement is not consummated it and its representatives will hold in strict confidence all data and information obtained with respect to the other party from any representative, Officer, Director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data or information has theretofore been publicly disclosed, is a matter of public knowledge or is required by law to be publicly disclosed; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. The foregoing notwithstanding, IMS shall be authorized to publicly announce the execution and closing of this Agreement, details thereof and a description of ETIH20 and the business conducted thereby.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective Officers, hereunto duly authorized, as of the date first above written.


INNOVATIVE MEDICAL SERVICE

By:  /s/ MICHAEL L. KRALL
     ----------------------------
     Michael L. Krall, President

ATTEST: /s/ DENNIS ATCHLEY
        -------------------------
        Dennis Atchley, Secretary


ETIH20, INC.

By:  /s/ ANDY ARATA
     ----------------------
     Andy Arata , President

ATTEST  /s/ CHERYL C. ARATA
        ------------------------------------
        Cheryl C. Arata, Secretary/Treasurer

ETIHH2O Acquisition Agreement Exhibit 2.14

                        SECURITIES SUBSCRIPTION AGREEMENT

                  , 2000
------------------

Innovative Medical Services
1725 Gillespie Way
El Cajon, California 92020

1. _______ Innovative Medical Services, a California corporation (the "Company"), has offered to exchange ____________ shares of its common stock (the "IMS Shares") to the undersigned subscriber (the "Subscriber) for _________________________ shares of ETIH2O, Inc., common stock legally and beneficially owned by the Subscriber pursuant to the Agreement and Plan of Reorganization by and between the Company and ETIH2O, Inc., dated __, 2000, a copy of which has been provided to the Subscriber together with the attached Disclosure Package. Together with this Subscription Agreement, the Subscriber is delivering to the Company a certificate representing all of the Subscriber's ETIH2O, Inc. shares.

2. _______ The Offer to Exchange is being conducted in reliance upon the exemption from the registration requirements of the Securities Act of 1933 (the
Act) set forth in Rule 505 of Regulation D promulgated under the Act.

3. Representations and Warranties of Subscriber. In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

     A. The Subscriber is subscribing for the IMS Shares for its own account for investment purposes and not with a view towards distribution and has no present arrangement or intention to sell the Common Stock;

     B. The Subscriber acknowledges and agrees that the IMS Shares and the securities contained therein have not been registered under the Act and may not be offered or sold in the United States or to U.S. Persons unless registered under the Act or an exemption from the registration requirements of the Act is available;

     C. The Subscriber is not an officer, director or "affiliate" (as that term is defined in Rule 403 under the Act) of the Company;

     D. Subscriber is qualified to purchase the Shares under the laws of its jurisdiction of residence and the offer and sale of the Shares will not violate the securities or other laws of such jurisdiction;

     E. All invitations, offers and sales of or in respect of, any of the IMS Shares, by Subscriber and any distribution by Subscriber of any documents relating to the offer by it of any of the IMS Shares will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Company with any regulatory authority or stock exchange in any country or any political subdivision of any country;

     F. The Subscriber has received and carefully reviewed the Company's 1999 Annual Report and fiscal year to date SEC filings and has had the opportunity to ask and receive answers to any and all questions the Subscriber had with respect to the Company, its business, management and current financial condition;

     G. The Subscriber is either an accredited investor as defined by Regulation D and has completed and provided herewith the Accredited Investor Questionnaire attached hereto or the Subscriber represents that it has such knowledge and expertise in financial and business matters that the Subscriber is capable of evaluating the merits and risks involved in an investment in the Common Stock and acknowledges that an investment in the IMS Shares entails a number of very significant risks and Subscriber is able to withstand the total loss of its investment;

     H. Except as set forth in this Agreement, no representations or warranties have been made to the Subscriber by the Company, or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying upon any information, other than that which is contained in the attached Disclosure Package, the receipt of which is hereby acknowledged and the results of any independent investigation by the Subscriber;

     I. The Subscriber understands that the IMS Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the IMS Shares, and the Subscriber acknowledges that it is Subscriber's responsibility to satisfy itself as to the full observance by this Offering and the sale of the IMS Shares to Subscriber of the laws of any jurisdiction outside the United States and Subscriber has done so;

     J. The Subscriber has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement is a legally binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms; and

     K. Subscriber understands that in the view of the SEC the statutory basis for the exemption claimed for the transaction would not be present if the Offering, although in technical compliance with Regulation D, is part of a plan or scheme to evade the registration provisions of the 1933 Act and Subscriber confirms that its purchase is not part of any such plan or scheme. Subscriber has no present intention to sell the IMS Shares.

4. Representations of the Company.

The Company represents and warrants:

     A. The Company is in full compliance, to the extent applicable, with all reporting obligations under California and federal law;

     B. The execution, delivery and performance of this Agreement and the consummation of the issuance of the IMS Shares and the transactions contemplated by this Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate and stockholder action on behalf of the Company;

     C. All documents provided to the Subscriber do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading;


     5. Non-Binding Until Acceptance. The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. This Agreement shall be null and void if the Company does not accept it as aforesaid. Upon acceptance by the Company and receipt of the ETIH2O Shares of the Subscriber, the Company will issue one or more certificates for the full number of subscribed IMS Shares.

6. Non-Assignability. Neither this Agreement nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber.

7. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the State of California or the state courts of the State of California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

IN WITNESS WHEREOF, the Subscriber has executed this Securities Subscription Agreement on the date set forth below.


(Print Name of Subscriber)

By:
    ----------------------------------------
         (Signature)
Print Name & Title:
                    ---------------------------------
(for corporate subscribers)

Address for Shareholder Records:
                                    --------------------------

Number of IMS Shares Subscribed:    --------------------------

(1 IMS for 1 ETIH20)                --------------------------

# of ETIH2O Shares Exchanged
                                    --------------------------
(1 IMS for 1 ETIH20)
                                    --------------------------


The foregoing Subscription is accepted this         day of July 2000 by
                                            -------

         INNOVATIVE MEDICAL SERVICES


BY:
         ------------------------------------
         Michael L. Krall, President

                         ACCREDITED INVESTOR DECLARATION


The undersigned as the Subscriber of the Innovative Medical Services Subscription Agreement dated _________ __, 2000, represents that the Subscriber qualifies as an "Accredited Investor," as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, because the Subscriber is:

--------- (1) A private business development company as defined in Section
     202(a)(22) of the Investment Advisors Act of 1940;

--------- (2) An organization described in Section 501(c)(3) of the Internal
     Revenue Code, Corporation, Massachusetts or similar business trust, or Partnership not formed for the purpose of investing in the Securities, with total assets in excess of $5,000,000;

--------- (3) A director, executive officer, or general partner of the issuer of the Securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

--------- (4) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

--------- (5) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse of $300,000 in each of those years and has a reasonable expectation of reaching those levels in the current year;

--------- (6) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

--------- (7) Any entity in which all of the equity owners are accredited investors.


Date:
     ------------------------

Signed:
         -----------------------------------------------------------

Please print name:
                  --------------------------------------------------

Address:
                  --------------------------------------------------


Tax I.D. No.:
                  --------------------------------------------------

ETIHH2O Acquisition Agreement Exhibit 5.1.H.1

                         EXECUTIVE EMPLOYMENT AGREEMENT


         This Executive Employment Agreement (the "Agreement") is made and entered into as of August 1, 2000, by and among ANDREW B. ARATA (the "Executive"), INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company") and ETI H2O Corporation., a soon to be incorporated in the state of Nevada, with regard to the following:

     A. The Company desires to employ Executive to act as President of the newly formed company known as ETI H2O Corporation. (Nevada).

     B. The Executive wishes to act as President of ETIH2O Corporation on behalf of the Company.

     NOW, THEREFORE, for valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Employment. The Company hereby employs the Executive as President, and the Executive accepts the duties described herein, and agrees to discharge the same faithfully and in the best of his ability. The Executive shall perform such other duties as shall be from time to time prescribed by the board of directors of the Company or the chief executive officer. The Executive shall devote his full business time and attention to the business and affairs of the Company.

     2. Term. The Company shall employ the Executive under the terms of this Agreement on August 1, 2000 through July 31, 2002, subject to the terms of this Agreement. The parties may, by mutual agreement, extend the term of this Agreement beyond such date for additional periods of time as set forth in any extension of this Agreement. However, the Company may terminate this Agreement immediately upon written notice to Executive as set forth in Paragraph 4. If at the end of the Term the Executive continues to be employed by the Company, then the terms of this Agreement shall be deemed to have been renewed on a month-to-month basis and shall remain in effect for as long as the Executive continues to be so employed.

     3. Compensation and Benefits. In consideration for the services to be rendered by the Executive to the Company, the Company agrees to pay the Executive the following compensation and benefits:

     3.1 Salary. Employment package includes the following : The Company shall pay the Executive a salary at the rate of Sixty Thousand Dollars ($60,000 .00) per year, due and payable bi-weekly, or as mutually agreed upon by the Company and the Executive as follows:

          3.1.1 Vesting of 25K share options upon employment.

          3.1.2 Vesting of 25K share options and salary increase to 72k per year upon production levels and sales of concentrate reaching 50 barrels per month.

          3.1.3 Vesting of 25K share options and salary increase to 84k per year upon production levels and sales of concentrate reaching 100 barrels per month

          3.1.4 Vesting of 25K share options and salary increase to 96k per year upon production levels and sales of concentrate reaching 150 barrels per month

          3.1.5 Vesting of 25K share options upon production levels and sales reaching 200 barrels per month

          3.16. Vesting of 50K share options upon production levels and sales reaching 1000 barrels per month

     3.2. Withholding and Deductions. The Company shall withhold and/or deduct from any and all salary or other payments, all taxes which may be required to be deducted or withheld under any provision of law (including, but not limited to, social security payments and income tax withholding) now in effect or which may become effective any time during the term of this Agreement. All taxes based on employment out of the State of Florida.

          3.3.Executive Incentive Compensation. The Company agrees to evaluate the performance of the Executive with regard to additional compensation for superior performance within six months after the commencement of the agreement. The Company shall consider the overall performance of the Company in determining whether the Executive is entitled to receive added compensation. The basis of granting such added compensation will be to reward the Executive for outstanding work and to provide an incentive for continued performance. Any additional incentive compensation to be paid pursuant to this Agreement, shall be made within the Company's discretion since such added compensation would be affected by general and specific economic conditions, changes in management policies and other considerations. In the event incentive compensation is awarded, it shall be set forth in a separate written addendum to this Agreement, signed by both parties. As well as the following:

               20k options will vest upon hiring and 20k options will vest every six months for 4 additional time periods totaling 100k options. This does not in any way exclude the Executive from any other option bonuses that are received company wide.

     3.4. Stock Options. The Executive shall be entitled to participate in an incentive stock option or similar plan to be set forth in a separate written agreement and approved by the compensation committee of the board of directors, stockholders, if required by law, and on such terms and conditions as are established by the Company in its complete discretion.

     3.5. Benefits. The Company shall provide the Executive, at no cost to the Executive, group health insurance for the Executive and group dental insurance for the Executive.

     3.6. Expense Reimbursement. The Company agrees to reimburse the Executive for all ordinary and necessary expenses incurred by the Executive on behalf of the Company, including entertainment, meals, and travel expenses. Any costs incurred by the Executive for conventions, meetings, seminars, club dues and special social entertainment expenses, shall be reimbursed provided the board of directors of the Company approve such as outlined in the company's policy manual.

     3.7. Vacation. The Executive shall be entitled to 5 days of vacation in the first year, accrued monthly. After three years of employment, Executive shall be entitled to 15 days of vacation. Vacation days shall accrue pro rata each calendar month beginning in December 1996. The parties agree that the Executive shall take all vacation days during the calendar year earned, to the extent practical, and agree that notwithstanding the failure to use vacation days in a calendar year, not more than [thirty (30)] vacation days shall be carried forward into any calendar year from the previous year or years. Once this maximum is reached, all further accruals will cease. Vacation accruals will recommence after Executive has taken vacation and the accrued hours have dropped below the [30] day maximum.

     4. Termination.


     4.1. Employer Right to Terminate Employment. Executive's employment shall terminate one (1) year from the commencement date of this Agreement as set forth in Paragraph 2, above. In addition, upon written notice to the Executive (except in the case of death of the Executive, in which event termination shall automatically occur at the date of death), the Agreement may be terminated immediately for any of the following grounds as determined in the sole discretion of the Company:

          4.1.1. Willful breach or habitual neglect or inability (except where such inability is due to Disability or death) to perform the Executive's duties hereunder;

          4.1.2. Malfeasance or misfeasance in the performance of the Executive's duties hereunder;

          4.1.3. Immoral or illegal conduct;

          4.1.4. Disability or death;

     4.2. Termination by the Executive. The Executive may terminate his employment hereunder prior to the date it would otherwise terminate under this Agreement by delivering written notice to the Company six (6) months in advance of the date such termination is to take effect.

     5. Post-Termination Payments and Benefits.

          5.1. Salary and Benefits.


          5.1.1. In the event the employment of the Executive is terminated under Paragraphs 4.1.1., 4.1.2., 4.1.3., or 4.1.4., the Company shall pay the Executive the salary due him at the end of the month in which such termination occurs, plus any pay in lieu of vacation accrued or carried forward to, but not taken as of the date of termination with the exception of the options. All options will be due on the scheduled timetable as long as the employee is not terminated for cause.

     5.2. Death. In the event the employment of the Executive is terminated as a result of death, the Company shall pay to Executive's designated beneficiary, payments equal to the amount of salary otherwise payable under Paragraph 3.1 for a period of six (6) months following the date of death of the Executive. In addition all options will be due to the estate or designated heir on the scheduled time table as prescribed in this agreement.

         6.       Dispute Resolution.

     6.1. The parties agree that if a dispute arises concerning any provision of this Agreement, the alleged breach thereof, or the rights and duties of any person or entity hereunder, the parties agree first to try in good faith to settle the dispute. In the event that the parties cannot settle the dispute, any party shall have the right to submit the dispute, to binding arbitration. Such arbitration shall be held before a single arbitrator agreed upon by the parties to the dispute, and if they cannot agree, any party may petition a California Superior Court in San Diego County for appointment of an arbitrator. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, subject to any contrary and/or additional terms of this Paragraph 6 and Paragraph 9.10.

     6.2. The rules of evidence shall not apply to any arbitration under this Paragraph 6. However, in all other respects, the arbitrator shall follow applicable law.

     6.3. Subject to Paragraph 9.10, each party shall bear their own costs and expenses of arbitration.

     6.4. The decision of the arbitrator shall be binding, enforceable, and may be entered in any court having jurisdiction thereof.

     6.5. Payment of any and all amounts granted by an arbitrator hereunder shall be made within fifteen (15) days following the date of the decision, and thereafter, shall bear interest at the then current maximum legal rate per month until paid in full.

     6.6. The arbitrator shall not have the power to award damages to the Executive for emotional distress or pain and suffering or to award consequential or punitive damages, but shall be empowered to award the Executive only direct economic damages.

     6.7. Any arbitration conducted under this Paragraph 6 shall be conducted in a confidential private proceeding and the fact of the proceeding and the substance of the matters addressed in the proceeding shall be kept confidential by the parties, provided that disclosure may be made by any party upon notice to the other party or parties in the event that such disclosure is required by applicable law or regulation or legal process.

         7.  Proprietary Information.


     7.1. Unfair Competition. Because of his employment by the Company, Executive will have access to trade secrets and confidential information about the Company, its products, its customers and its methods of doing business. In consideration of his access to this information, Executive agrees that for a period of five (5) years after termination of his employment, he will not, directly or indirectly compete with Company in the field of pharmaceutical water filtration sales in the USA.

          7.1.1. Competition. Executive understands and agrees that direct competition means the design, development, production, promotion or sale of products or services competitive with those of the Company. Indirect competition means employment by any competitor or third party providing products competing with the Company's products, for whom Executive will perform the same or similar function as he will perform for the Company.

          7.1.2. Additional Trade Secrets. In the course of his employment, Executive will have access to confidential records and data pertaining to the Company's customers and the relationship between these customers and the Company. Such information is considered secret and is disclosed to Executive in confidence. During his employment by the Company and for five
     (5) years after termination of that employment, Executive shall not directly or indirectly disclose or use any such information except as required in the course of his employment by the Company. In addition, during the five (5) years after termination of his employment, Executive shall not induce or attempt to induce any account executive of the Company to discontinue representing the Company for purpose of representing any competitor of the Company.

     8. Return of Documents. The Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by the Executive during the term of this Agreement are solely the property of the Company and the Executive has no right, title or interest therein. The Executive hereby further acknowledges that all such items constitute confidential trade secrets the wrongful use or disclosure of which to the public or competitors of the Company would materially adversely affect the business and prospects of the Company. Upon termination of employment of the Executive, the Executive or the Executive's representatives shall promptly deliver possession of all such property to the Company in good condition.

         9.       General Provisions.

     9.1. Notices. Unless otherwise specifically permitted by this Agreement, all notices or other communications required or permitted under this Agreement shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid return receipt requested, or sent by facsimile, provided that the facsimile cover sheet contains a notification of the date and time of transmission, and shall be deemed received: (i) if personally delivered, upon the date of delivery to the address of the person to receive such notice,
(ii) if mailed in accordance with the provisions of this paragraph, two (2) business days after the date placed in the United States mail, (iii) if mailed other than in accordance with the provisions of this paragraph or mailed from outside the United States, upon the date of delivery to the address of the person to receive such notice, or (iv) if given by facsimile, when sent. Notices shall be given at the following addresses:

If to the Company:        Innovative Medical Services
                          1725 Gillespie Way
                          El Cajon, California  92020
                          Attention:  Michael Krall

With a copy to:           Dennis B. Atchley
                          1725 Gillespie Way
                          El Cajon, CA  92020

If to Executive:          George Duren
                          2531 216th ST
                          Lake City, Fl 32024
                          --------------------------

The addresses for delivery of notices may be changed by the relevant parties by giving notice of such change in accordance with this paragraph.

     9.2. Complete Agreement; Modifications. This Agreement and written agreements, if any, entered into concurrently herewith (i) constitute the parties' entire agreement, including all terms, conditions, definitions, warranties, representations, and covenants, with respect to the subject matter hereof, (ii) merge all prior discussions and negotiations between or among any or all of them as to the subject matter hereof, and (iii) supersede and replace all terms, conditions, definitions, warranties, representations, covenants, agreements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered or modified except by a writing signed by the party to be bound. With regard to such amendments, alterations, or modifications, telecopied signatures shall be effective as original signatures. Any amendment, alteration, or modification requiring the signature of more than one party may be signed in counterparts.

     9.3. Further Actions. Each party agrees to perform any further acts and execute and deliver any further documents reasonably necessary to carry out the provisions of this Agreement.

     9.4. Assignment. No party may assign its rights under this Agreement without the prior written consent of the other parties hereto.

     9.5. Successors and Assigns. Except as explicitly provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

     9.6. Severability. If any portion of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law if enforcement would not frustrate the overall intent of the parties (as such intent is manifested by all provisions of the Agreement including such invalid, void, or otherwise unenforceable portion).

     9.7. Extension Not a Waiver. No delay or omission in the exercise of any power, remedy, or right herein provided or otherwise available to any party shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to a party hereunder shall not otherwise alter or affect any power, remedy or right of any other party, or the obligations of the party to whom such extension or indulgence is granted except as specifically waived.

     9.8. Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof.

     9.9. No Third Party Beneficiaries. This Agreement and each and every provision hereof is for the exclusive benefit of the parties hereto and not for the benefit of any third party.

     9.10. Attorneys' Fees. Should any litigation (including any proceedings in a bankruptcy court) or arbitration be commenced between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or will bear their own legal expenses and cost attributed to any action..

     9.11. Headings. The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular provision hereof.

     9.12. References. A reference to a particular paragraph of this Agreement shall be deemed to include references to all subordinate paragraphs, if any.

     9.13. Counterparts. This Agreement may be signed in multiple counterparts with the same force and effect as if all original signatures appeared on one copy; and in the event this Agreement is signed in counterparts, each counterpart shall be deemed an original and all of the counterparts shall be deemed to be one agreement.

     9.14. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

     10. Severance Pay. Should the employee be terminated or terminate their employment for any reason the severance pay will be calculated as follows: The last six months pay divided by six paid for the length of the non-compete. All benefits that were being paid by the company, health, dental, etc. will continue as if the employee where still employed for the length of the non-compete.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


EXECUTIVE


By: /s/ ANDREW B.ARATA
    ------------------
    Andrew B. Arata


INNOVATIVE MEDICAL SERVICES


By: /s/ MICHAEL L. KRALL
    ---------------------------
    Michael L. Krall, President

ETIHH2O Acquisition Agreement Exhibit 5.1.H.2

                         EXECUTIVE EMPLOYMENT AGREEMENT


         This Executive Employment Agreement (the "Agreement") is made and entered into as of August 1, 2000, by and among GEORGE DUREN (the
"Executive"), INNOVATIVE MEDICAL SERVICES, a California corporation (the "Company") and ETI H2O Corporation., a soon to be incorporated in the state of Nevada, with regard to the following:

     A. The Company desires to employ Executive to act as President of the newly formed company known as ETI H2O Corporation. (Nevada).

     B. The Executive wishes to act as President of ETIH2O Corporation on behalf of the Company.

     NOW, THEREFORE, for valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Employment. The Company hereby employs the Executive as Executive Vice President, and the Executive accepts the duties described herein, and agrees to discharge the same faithfully and in the best of his ability. The Executive shall perform such other duties as shall be from time to time prescribed by the board of directors of the Company or the chief executive officer. The Executive shall devote his full business time and attention to the business and affairs of the Company.

     2. Term. The Company shall employ the Executive under the terms of this Agreement on August 1, 2000 through July 31, 2002, subject to the terms of this Agreement. The parties may, by mutual agreement, extend the term of this Agreement beyond such date for additional periods of time as set forth in any extension of this Agreement. However, the Company may terminate this Agreement immediately upon written notice to Executive as set forth in Paragraph 4. If at the end of the Term the Executive continues to be employed by the Company, then the terms of this Agreement shall be deemed to have been renewed on a month-to-month basis and shall remain in effect for as long as the Executive continues to be so employed.

     3. Compensation and Benefits. In consideration for the services to be rendered by the Executive to the Company, the Company agrees to pay the Executive the following compensation and benefits:

     3.1 Salary. Employment package includes the following : The Company shall pay the Executive a salary at the rate of Sixty Thousand Dollars ($60,000 .00) per year, due and payable bi-weekly, or as mutually agreed upon by the Company and the Executive as follows:

          3.1.1 Vesting of 25K share options upon employment.

          3.1.2 Vesting of 25K share options and salary increase to 72k per year upon production levels and sales of concentrate reaching 50 barrels per month.

          3.1.3 Vesting of 25K share options and salary increase to 84k per year upon production levels and sales of concentrate reaching 100 barrels per month

          3.1.4 Vesting of 25K share options and salary increase to 96k per year upon production levels and sales of concentrate reaching 150 barrels per month

          3.1.5 Vesting of 25K share options upon production levels and sales reaching 200 barrels per month

          3.16. Vesting of 50K share options upon production levels and sales reaching 1000 barrels per month

     3.2. Withholding and Deductions. The Company shall withhold and/or deduct from any and all salary or other payments, all taxes which may be required to be deducted or withheld under any provision of law (including, but not limited to, social security payments and income tax withholding) now in effect or which may become effective any time during the term of this Agreement. All taxes based on employment out of the State of Florida.

          3.3.Executive Incentive Compensation. The Company agrees to evaluate the performance of the Executive with regard to additional compensation for superior performance within six months after the commencement of the agreement. The Company shall consider the overall performance of the Company in determining whether the Executive is entitled to receive added compensation. The basis of granting such added compensation will be to reward the Executive for outstanding work and to provide an incentive for continued performance. Any additional incentive compensation to be paid pursuant to this Agreement, shall be made within the Company's discretion since such added compensation would be affected by general and specific economic conditions, changes in management policies and other considerations. In the event incentive compensation is awarded, it shall be set forth in a separate written addendum to this Agreement, signed by both parties. As well as the following:

               20k options will vest upon hiring and 20k options will vest every six months for 4 additional time periods totaling 100k options. This does not in any way exclude the Executive from any other option bonuses that are received company wide.

     3.4. Stock Options. The Executive shall be entitled to participate in an incentive stock option or similar plan to be set forth in a separate written agreement and approved by the compensation committee of the board of directors, stockholders, if required by law, and on such terms and conditions as are established by the Company in its complete discretion.

     3.5. Benefits. The Company shall provide the Executive, at no cost to the Executive, group health insurance for the Executive and group dental insurance for the Executive.

     3.6. Expense Reimbursement. The Company agrees to reimburse the Executive for all ordinary and necessary expenses incurred by the Executive on behalf of the Company, including entertainment, meals, and travel expenses. Any costs incurred by the Executive for conventions, meetings, seminars, club dues and special social entertainment expenses, shall be reimbursed provided the board of directors of the Company approve such as outlined in the company's policy manual.

     3.7. Vacation. The Executive shall be entitled to 5 days of vacation in the first year, accrued monthly. After three years of employment, Executive shall be entitled to 15 days of vacation. Vacation days shall accrue pro rata each calendar month beginning in December 1996. The parties agree that the Executive shall take all vacation days during the calendar year earned, to the extent practical, and agree that notwithstanding the failure to use vacation days in a calendar year, not more than [thirty (30)] vacation days shall be carried forward into any calendar year from the previous year or years. Once this maximum is reached, all further accruals will cease. Vacation accruals will recommence after Executive has taken vacation and the accrued hours have dropped below the [30] day maximum.

     4. Termination.


     4.1. Employer Right to Terminate Employment. Executive's employment shall terminate one (1) year from the commencement date of this Agreement as set forth in Paragraph 2, above. In addition, upon written notice to the Executive (except in the case of death of the Executive, in which event termination shall automatically occur at the date of death), the Agreement may be terminated immediately for any of the following grounds as determined in the sole discretion of the Company:

          4.1.1. Willful breach or habitual neglect or inability (except where such inability is due to Disability or death) to perform the Executive's duties hereunder;

          4.1.2. Malfeasance or misfeasance in the performance of the Executive's duties hereunder;

          4.1.3. Immoral or illegal conduct;

          4.1.4. Disability or death;

     4.2. Termination by the Executive. The Executive may terminate his employment hereunder prior to the date it would otherwise terminate under this Agreement by delivering written notice to the Company six (6) months in advance of the date such termination is to take effect.

     5. Post-Termination Payments and Benefits.

          5.1. Salary and Benefits.


          5.1.1. In the event the employment of the Executive is terminated under Paragraphs 4.1.1., 4.1.2., 4.1.3., or 4.1.4., the Company shall pay the Executive the salary due him at the end of the month in which such termination occurs, plus any pay in lieu of vacation accrued or carried forward to, but not taken as of the date of termination with the exception of the options. All options will be due on the scheduled timetable as long as the employee is not terminated for cause.

     5.2. Death. In the event the employment of the Executive is terminated as a result of death, the Company shall pay to Executive's designated beneficiary, payments equal to the amount of salary otherwise payable under Paragraph 3.1 for a period of six (6) months following the date of death of the Executive. In addition all options will be due to the estate or designated heir on the scheduled time table as prescribed in this agreement.

         6.       Dispute Resolution.

     6.1. The parties agree that if a dispute arises concerning any provision of this Agreement, the alleged breach thereof, or the rights and duties of any person or entity hereunder, the parties agree first to try in good faith to settle the dispute. In the event that the parties cannot settle the dispute, any party shall have the right to submit the dispute, to binding arbitration. Such arbitration shall be held before a single arbitrator agreed upon by the parties to the dispute, and if they cannot agree, any party may petition a California Superior Court in San Diego County for appointment of an arbitrator. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, subject to any contrary and/or additional terms of this Paragraph 6 and Paragraph 9.10.

     6.2. The rules of evidence shall not apply to any arbitration under this Paragraph 6. However, in all other respects, the arbitrator shall follow applicable law.

     6.3. Subject to Paragraph 9.10, each party shall bear their own costs and expenses of arbitration.

     6.4. The decision of the arbitrator shall be binding, enforceable, and may be entered in any court having jurisdiction thereof.

     6.5. Payment of any and all amounts granted by an arbitrator hereunder shall be made within fifteen (15) days following the date of the decision, and thereafter, shall bear interest at the then current maximum legal rate per month until paid in full.

     6.6. The arbitrator shall not have the power to award damages to the Executive for emotional distress or pain and suffering or to award consequential or punitive damages, but shall be empowered to award the Executive only direct economic damages.

     6.7. Any arbitration conducted under this Paragraph 6 shall be conducted in a confidential private proceeding and the fact of the proceeding and the substance of the matters addressed in the proceeding shall be kept confidential by the parties, provided that disclosure may be made by any party upon notice to the other party or parties in the event that such disclosure is required by applicable law or regulation or legal process.

         7.  Proprietary Information.


     7.1. Unfair Competition. Because of his employment by the Company, Executive will have access to trade secrets and confidential information about the Company, its products, its customers and its methods of doing business. In consideration of his access to this information, Executive agrees that for a period of five (5) years after termination of his employment, he will not, directly or indirectly compete with Company in the field of pharmaceutical water filtration sales in the USA.

          7.1.1. Competition. Executive understands and agrees that direct competition means the design, development, production, promotion or sale of products or services competitive with those of the Company. Indirect competition means employment by any competitor or third party providing products competing with the Company's products, for whom Executive will perform the same or similar function as he will perform for the Company.

          7.1.2. Additional Trade Secrets. In the course of his employment, Executive will have access to confidential records and data pertaining to the Company's customers and the relationship between these customers and the Company. Such information is considered secret and is disclosed to Executive in confidence. During his employment by the Company and for five
     (5) years after termination of that employment, Executive shall not directly or indirectly disclose or use any such information except as required in the course of his employment by the Company. In addition, during the five (5) years after termination of his employment, Executive shall not induce or attempt to induce any account executive of the Company to discontinue representing the Company for purpose of representing any competitor of the Company.

     8. Return of Documents. The Executive expressly agrees that all manuals, documents, files, reports, studies, instruments or other materials used and/or developed by the Executive during the term of this Agreement are solely the property of the Company and the Executive has no right, title or interest therein. The Executive hereby further acknowledges that all such items constitute confidential trade secrets the wrongful use or disclosure of which to the public or competitors of the Company would materially adversely affect the business and prospects of the Company. Upon termination of employment of the Executive, the Executive or the Executive's representatives shall promptly deliver possession of all such property to the Company in good condition.

         9.       General Provisions.

     9.1. Notices. Unless otherwise specifically permitted by this Agreement, all notices or other communications required or permitted under this Agreement shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid return receipt requested, or sent by facsimile, provided that the facsimile cover sheet contains a notification of the date and time of transmission, and shall be deemed received: (i) if personally delivered, upon the date of delivery to the address of the person to receive such notice,
(ii) if mailed in accordance with the provisions of this paragraph, two (2) business days after the date placed in the United States mail, (iii) if mailed other than in accordance with the provisions of this paragraph or mailed from outside the United States, upon the date of delivery to the address of the person to receive such notice, or (iv) if given by facsimile, when sent. Notices shall be given at the following addresses:

If to the Company:        Innovative Medical Services
                          1725 Gillespie Way
                          El Cajon, California  92020
                          Attention:  Michael Krall

With a copy to:           Dennis B. Atchley
                          1725 Gillespie Way
                          El Cajon, CA  92020

If to Executive:          George Duren
                          2531 216th ST
                          Lake City, Fl 32024
                          --------------------------

The addresses for delivery of notices may be changed by the relevant parties by giving notice of such change in accordance with this paragraph.

     9.2. Complete Agreement; Modifications. This Agreement and written agreements, if any, entered into concurrently herewith (i) constitute the parties' entire agreement, including all terms, conditions, definitions, warranties, representations, and covenants, with respect to the subject matter hereof, (ii) merge all prior discussions and negotiations between or among any or all of them as to the subject matter hereof, and (iii) supersede and replace all terms, conditions, definitions, warranties, representations, covenants, agreements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered or modified except by a writing signed by the party to be bound. With regard to such amendments, alterations, or modifications, telecopied signatures shall be effective as original signatures. Any amendment, alteration, or modification requiring the signature of more than one party may be signed in counterparts.

     9.3. Further Actions. Each party agrees to perform any further acts and execute and deliver any further documents reasonably necessary to carry out the provisions of this Agreement.

     9.4. Assignment. No party may assign its rights under this Agreement without the prior written consent of the other parties hereto.

     9.5. Successors and Assigns. Except as explicitly provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

     9.6. Severability. If any portion of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law if enforcement would not frustrate the overall intent of the parties (as such intent is manifested by all provisions of the Agreement including such invalid, void, or otherwise unenforceable portion).

     9.7. Extension Not a Waiver. No delay or omission in the exercise of any power, remedy, or right herein provided or otherwise available to any party shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to a party hereunder shall not otherwise alter or affect any power, remedy or right of any other party, or the obligations of the party to whom such extension or indulgence is granted except as specifically waived.

     9.8. Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof.

     9.9. No Third Party Beneficiaries. This Agreement and each and every provision hereof is for the exclusive benefit of the parties hereto and not for the benefit of any third party.

     9.10. Attorneys' Fees. Should any litigation (including any proceedings in a bankruptcy court) or arbitration be commenced between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or will bear their own legal expenses and cost attributed to any action..

     9.11. Headings. The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular provision hereof.

     9.12. References. A reference to a particular paragraph of this Agreement shall be deemed to include references to all subordinate paragraphs, if any.

     9.13. Counterparts. This Agreement may be signed in multiple counterparts with the same force and effect as if all original signatures appeared on one copy; and in the event this Agreement is signed in counterparts, each counterpart shall be deemed an original and all of the counterparts shall be deemed to be one agreement.

     9.14. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

     10. Severance Pay. Should the employee be terminated or terminate their employment for any reason the severance pay will be calculated as follows: The last six months pay divided by six paid for the length of the non-compete. All benefits that were being paid by the company, health, dental, etc. will continue as if the employee where still employed for the length of the non-compete.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


EXECUTIVE


By: /s/ GEORGE DUREN
    ----------------
    George Duren


INNOVATIVE MEDICAL SERVICES


By: /s/ MICHAEL L. KRALL
    ---------------------------
    Michael L. Krall, President